Exhibit 99.1
News release via Canada NewsWire, Toronto 416-863-9350

     Attention Business/Financial Editors:
     Vitran reports 2008 second quarter diluted EPS of $0.34 on record revenue of $196 million

     -------------------------------------------------------------------------
     REMINDER:

     Vitran management will conduct a conference call and webcast today,
     July 23, at 11:00 a.m. ET, to discuss the Company's 2008 second quarter results
     Conference call dial-in: 800/205-6183
     Live Webcast: www.vitran.com (select "Investor Relations")
     -------------------------------------------------------------------------

     TORONTO, July 23 /CNW/ - Vitran Corporation Inc. (NASDAQ: VTNC, TSX:
VTN), a North American transportation and logistics firm, today announced financial results for the second quarter of 2008 and the six-month period ended June 30, 2008 (all figures reported in $U.S.).
     Vitran achieved record revenue of $196.0 million during the three-month period, and net income of $4.6 million, or $0.34 per diluted share. In the comparable 2007 second quarter, the Company reported revenue of
$170.1 million, and net income of $5.5 million, or $0.41 per diluted share.
     "We are pleased with Vitran's top and bottom line performance in the 2008 second quarter, especially in light of the continued economic softness and the challenges of operating in the face of record fuel costs," stated Vitran
President and Chief Executive Officer Rick Gaetz. "Our sequential earnings growth was highlighted by a significant 370 basis point improvement in
Vitran's LTL (less than truckload) Operating Ratio (OR), compared to the 2008 first quarter.
     "The sequential improvements were driven by double-digit growth in our revenue per shipment, and a more than seven percent increase in revenue per hundredweight during the period. Cross-border revenue also rose 32 percent, compared to the 2007 second quarter. Most importantly, these gains were achieved in the face of the successful implementation of our new IT operating system.
     "During the quarter, we announced the launch of the Company's U.S. LTL IT operating platform, which is expected to facilitate revenue growth, increase productivity, streamline our cost structure and help deliver bottom line improvements. With this integral piece of our business model now in place, we are focusing on streamlining Vitran's terminal operations in several
Midwestern U.S. states - merging 27 freight facilities into 13 - which is expected to further enhance operating efficiency through the elimination of redundant real estate that came in our PJAX acquisition. With the completion of these initiatives, we will turn our attention to cross-selling Vitran's LTL business both inter-regionally and across the border between the U.S. and
Canada."

     Segmented Results

     Income from operations at Vitran's LTL (less-than-truckload) segment was
$8.5 million in the 2008 second quarter. LTL segment revenue grew 11.6 percent to $168.2 million, and the LTL OR (operating ratio) was 94.9 for the three- month period, versus an OR of 94.0 in the prior year quarter. LTL metrics improved during the quarter, with revenue per shipment rising
10.2 percent, revenue per hundredweight increasing 7.1 percent. Tonnage rose
2.0 percent, while the number of shipments was down 0.8 percent.
     Income from operations rose 13.1 percent at Vitran's Logistics segment in the 2008 second quarter to $831,000. The segment's OR was 95.7, versus 93.4 in the year-earlier quarter. The Truckload segment achieved income from operations for the three-month period of $321,000, compared to $405,000 in
2007, and the OR was 96.2 in the quarter, versus a 95.1 OR in the prior year period.

     About Vitran Corporation Inc.

     Vitran Corporation Inc. is a North American group of transportation companies offering less-than-truckload, logistics, truckload, and freight brokerage services. To find out more about Vitran Corporation Inc.
(NASDAQ:VTNC, TSX:VTN), visit the website at www.vitran.com.

     This press release contains forward-looking statements within the meaning of the United States Private Securities Litigation Reform Act of 1995 and
applicable Canadian securities laws. Forward-looking statements may be generally identifiable by use of the words "believe", "anticipate", "intend",
"estimate", "expect", "project", "may", "plans", "continue", "will", "focus should" "endeavor" or the negative of these words or other variations on these words or comparable terminology. These forward-looking statements are based on current expectations and are naturally subject to uncertainty and changes in circumstances that may cause actual results to differ materially from those expressed or implied by such forward-looking statements. Such forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause Vitran's actual results, performance or achievements to differ materially from those projected in the forward-looking statements. Factors that may cause such differences include, but are not limited to, technological change, increases in fuel costs, regulatory changes, the general health of the economy, seasonal fluctuations, unanticipated changes in railroad capacities, exposure to credit risks, changes in labour relations and competitive factors.
More detailed information about these and other factors is included in the annual MD&A on Form 10K under the heading "General Risks and Uncertainties."
Many of these factors are beyond the Company's control; therefore, future events may vary substantially from what the Company currently foresees. You should not place undue reliance on such forward-looking statements. Vitran
Corporation Inc. does not assume the obligation to revise or update these forward-looking statements after the date of this document or to revise them to reflect the occurrence of future unanticipated events, except as may be required under applicable securities laws.

     <<
                                (tables follow)

                            Vitran Corporation Inc.
                          Consolidated Balance Sheets
                (in thousands of United States dollars, US GAAP)

                                                June 30, 2008   Dec. 31, 2007
                                                   (unaudited)       (audited)
     Assets
     Current assets:
       Accounts receivable                          $  93,837       $  74,261
       Inventory, deposits and prepaid expenses        12,238          11,325
       Income and other taxes receivable                1,237           2,232
       Deferred income taxes                            3,205           2,599
                                                   -----------     -----------
                                                      110,517          90,417

     Property and equipment                           166,881         169,062
       Intangible assets                               14,542          13,645
       Goodwill                                       121,967         124,375
                                                   -----------     -----------
                                                    $ 413,907       $ 397,499
                                                   -----------     -----------
                                                   -----------     -----------

     Liabilities and Shareholders' Equity
     Current liabilities:
       Bank overdraft                               $   3,677       $     390
       Accounts payable and accrued liabilities        76,457          67,468
       Current portion of long-term debt               16,755          18,144
                                                   -----------     -----------
                                                       96,889          86,002

     Long-term debt                                   109,858         109,831
     Other                                              3,560           3,512
     Deferred income taxes                              8,058           7,810

     Shareholders' equity:
       Common shares                                   77,424          77,246
       Additional paid-in capital                       3,005           2,436
       Retained earnings                              110,189         104,478
       Accumulated other comprehensive income           4,924           6,184
                                                   -----------     -----------
                                                      195,542         190,344
                                                   -----------     -----------
                                                    $ 413,907       $ 397,499
                                                   -----------     -----------
                                                   -----------     -----------

                  (Consolidated Statements of Income follows)

                            Vitran Corporation Inc.
                       Consolidated Statements Of Income
                                  (Unaudited)
        (in thousands of United States dollars except per share amounts,
                                    US GAAP)

                                       Three Months             Six Months
                                       Ended June 30,          Ended June 30,

                                     2008        2007        2008        2007
                                     ----        ----        ----        ----

     Revenues                  $  195,990  $  170,144  $  373,497  $  324,280
     Operating expenses           165,102     140,780     318,201     269,236
     Selling, general and
      administrative expenses      17,769      15,283      34,690      30,382
     Other income                    (134)       (101)       (133)        (72)
     Depreciation and
      amortization expense          5,205       5,109      10,765      10,054
                               ----------- ----------- ----------- -----------
                                  187,942     161,071     365,523     309,600

     Income from operations
      before undernoted             8,048       9,073       9,974      14,680

     Interest expense, net          2,122       2,115       4,252       4,179

     Income from operations
      before income taxes           5,926       6,958       5,722      10,501

     Income taxes                   1,349       1,425          11       1,581
                               ----------- ----------- ----------- -----------

     Net income                $    4,577  $    5,533  $    5,711  $    8,920
                               ----------- ----------- ----------- -----------
                               ----------- ----------- ----------- -----------

     Basic income per share -
       Net income              $     0.34  $     0.41  $     0.42  $     0.66
                               ----------- ----------- ----------- -----------
                               ----------- ----------- ----------- -----------

     Diluted income per share -
       Net income              $     0.34  $     0.41  $     0.42  $     0.65
                               ----------- ----------- ----------- -----------
                               ----------- ----------- ----------- -----------

     Weighted average number
      of shares
       Basic                   13,483,159  13,463,374  13,474,258  13,450,790
                               ----------- ----------- ----------- -----------
                               ----------- ----------- ----------- -----------

       Diluted                 13,630,974  13,661,467  13,621,759  13,656,765
                               ----------- ----------- ----------- -----------
                               ----------- ----------- ----------- -----------

                      (Statements of Cash Flows follows)

                            VITRAN CORPORATION INC.
                     CONSOLIDATED STATEMENTS OF CASH FLOWS
                                  (Unaudited)
                (In thousands of United States dollars, US GAAP)

                                   Three       Three        Six         Six
                                   months      months      months      months
                                   Ended       Ended       Ended       Ended
                                  Jun. 30,    Jun. 30,    Jun. 30,    Jun. 30,
                                    2008        2007        2008        2007
     Cash provided by (used in):

     Operations:
       Net income               $   4,577   $   5,533   $   5,711   $   8,920
       Items not involving cash
        from operations
         Depreciation and
          amortization expense      5,205       5,109      10,765      10,054
         Deferred income taxes      1,302       1,628         104       2,595
         Share-based compensation
          expense                     292         251         569         459
         Gain on sale of property
          and equipment              (134)       (101)       (133)        (72)
       Change in non-cash working
        capital components         (9,419)     (2,066)    (10,532)     (5,763)
                                ----------  ----------  ----------  ----------
                                    1,823      10,354       6,484      16,193

     Investments:
     Purchase of property
      and equipment                (2,040)     (6,870)     (9,148)    (11,420)
     Proceeds on sale of
      property and equipment          261         167         452         238
     Additional payment due
      to acquisition
      of subsidiary                     -      (6,383)          -      (6,921)
                                ----------  ----------  ----------  ----------
                                   (1,779)    (13,086)     (8,696)    (18,103)

     Financing:
     Revolving credit facility
      and bank overdraft            4,703       6,838      11,328      10,122
     Repayment of long-term
      debt                         (2,575)     (2,255)     (5,146)     (4,510)
     Repayment of capital leases   (2,001)     (1,674)     (4,242)     (3,314)
     Issue of common shares
      upon exercise of stock
      options                           -          80         178         207
                                ----------  ----------  ----------  ----------
                                      127       2,989       2,118       2,505

     Effect of translation
      adjustment on cash             (171)       (753)         94      (1,002)
                                ----------  ----------  ----------  ----------
     Decrease in cash position          -        (496)          -        (407)
     Cash and cash equivalent
      position, beginning
      of period                         -       1,543           -       1,454
                                ----------  ----------  ----------  ----------
     Cash position, end
      of period                 $       -   $   1,047   $       -   $   1,047
                                ----------  ----------  ----------  ----------
                                ----------  ----------  ----------  ----------

     Change in non-cash working
      capital components:
       Accounts receivable      $ (11,905)  $  (6,354)  $ (19,576)  $ (13,364)
       Inventory, deposits and
        prepaid expenses             (512)        696        (913)      1,083
       Income and other taxes
        receivable/payable           (163)     (1,301)        968      (3,898)
       Accounts payable and
        accrued liabilities         3,161       4,893       8,989      10,416
                                ----------  ----------  ----------  ----------
                                $  (9,419)  $  (2,066)  $ (10,532)  $  (5,763)
                                ----------  ----------  ----------  ----------
                                ----------  ----------  ----------  ----------

     Supplemental cash flow
      information

     Capital lease additions    $       -   $   3,740   $       -   $   3,740

                  (additional financial information follows)

                 Supplementary Segmented Financial Information
              (in thousands of United States dollars) (Unaudited)

     -----------------------------------   -----------------------------------
        For the                               For the
     quarter ended                         quarter ended
     June 30, 2008                         June 30, 2007
     -----------------------------------   -----------------------------------
                       Inc. from                            Inc. from
              Revenue  Operations   OR%            Revenue  Operations   OR%
     -----------------------------------   -----------------------------------
     LTL      168,161    8,541     94.9    LTL      150,615    9,002     94.0
     -----------------------------------   -----------------------------------
     LOG       19,314      831     95.7    LOG       11,225      735     93.4
     -----------------------------------   -----------------------------------
     TL         8,515      321     96.2    TL         8,304      405     95.1
     -----------------------------------   -----------------------------------

     -----------------------------------   -----------------------------------
      For the six                           For the six
     months ended                          months ended
     June 30, 2008                         June 30, 2007
     -----------------------------------   -----------------------------------
                       Inc. from                             Inc. from
              Revenue  Operations   OR%             Revenue  Operations   OR%
     -----------------------------------   -----------------------------------
     LTL      317,576   10,678     96.6    LTL      286,772   15,232     94.7
     -----------------------------------   -----------------------------------
     LOG       39,074    1,551     96.0    LOG       20,888    1,175     94.4
     -----------------------------------   -----------------------------------
     TL        16,847      700     95.8    TL        16,620      700     95.8
     -----------------------------------   -----------------------------------

                     LTL SEGMENT - Statistical Information
                                  (Unaudited)

               --------------------------------------------------
                             For the quarter ended
                                 June 30, 2008
               --------------------------------------------------
                                          LTL          Q. over Q.
               ($U.S.)                  Division        % Change
               --------------------------------------------------
               Revenue (000's)        $   168,161         11.6
               --------------------------------------------------
               No. of Shipments         1,037,700         (0.8)
               --------------------------------------------------
               Weight (000's lbs)       1,587,453          2.0
               --------------------------------------------------
               Revenue per shipment   $    162.05         10.2
               --------------------------------------------------
               Revenue per CWT        $     10.59          7.1
               --------------------------------------------------

               --------------------------------------------------
                                  Year-to-date
               --------------------------------------------------
                                          LTL         Yr.-to-date
               ($U.S.)                  Division        % Change
               --------------------------------------------------
               Revenue (000's)        $   317,576         10.7
               --------------------------------------------------
               No. of Shipments         2,015,511         (1.2)
               --------------------------------------------------
               Weight (000's lbs)       3,077,927          1.8
               --------------------------------------------------
               Revenue per shipment   $    157.57          8.4
               --------------------------------------------------
               Revenue per CWT        $     10.32          5.3
               --------------------------------------------------
     >>

     %SEDAR: 00004231E          %CIK: 0000946823

     /For further information: Richard Gaetz, President/CEO, Sean Washchuk, VP
Finance/CFO, Vitran Corporation Inc., (416) 596-7664; Robert Rinderman, Steven
Hecht, Jaffoni & Collins Incorporated, (212) 835-8500 or VTNC(at)jcir.com/
     (VTNC VTN.)

CO:  Vitran Corporation Inc.

CNW 06:36e 23-JUL-08